Exhibit s

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, listed on Appendix A, hereby constitutes and appoints KEVIN J. McCARTHY, LARRY W. MARTIN, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 30th day of July, 2008.

/s/ JOHN P. AMBOIAN
John P. Amboian

STATE OF ILLINOIS	)
)SS
COUNTY OF COOK	)

On this 30th day of July, 2008, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

SEAL

/s/ VIRGINIA L. CORCORAN
Notary Public

My Commission Expires: 10/27/09

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, listed on Appendix A, hereby constitutes and appoints JOHN P. AMBOIAN, KEVIN J. McCARTHY, LARRY W. MARTIN, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 30th day of July, 2008.

/s/ TERENCE J. TOTH
Terence J. Toth

STATE OF ILLINOIS	)
)SS
COUNTY OF COOK	)

On this 30th day of July, 2008, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

SEAL
/s/ VIRGINIA L. CORCORAN
Notary Public
My Commission Expires: 10/27/09

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, listed on Appendix A, hereby constitutes and appoints JOHN P. AMBOIAN, KEVIN J. McCARTHY, LARRY W. MARTIN, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 30th day of July, 2008.

/s/ JACK B. EVANS
Jack B. Evans

STATE OF ILLINOIS	)
)SS
COUNTY OF COOK	)

On this 30th day of July, 2008, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)
/s/ VIRGINIA L. CORCORAN
Notary Public
My Commission Expires: 10/27/09

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, listed on Appendix A, hereby constitutes and appoints JOHN P. AMBOIAN, KEVIN J. McCARTHY, LARRY W. MARTIN, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 30th day of July, 2008.

/s/ WILLIAM J. SCHNEIDER
William J. Schneider

STATE OF ILLINOIS	)
)SS
COUNTY OF COOK	)

On this 30th day of July, 2008, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)
/s/ VIRGINIA L. CORCORAN
Notary Public
My Commission Expires: 10/27/09

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, listed on Appendix A, hereby constitutes and appoints JOHN P. AMBOIAN, KEVIN J. McCARTHY, LARRY W. MARTIN, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set her hand this 30th day of July, 2008.

/s/ Judith M. Stockdale
Judith M. Stockdale

STATE OF ILLINOIS	)
)SS
COUNTY OF COOK	)

On this 30th day of July, 2008, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be her voluntary act and deed for the intent and purposes therein set forth.

(SEAL)
/s/ Virginia L. Corcoran
Notary Public
My Commission Expires: 10/27/09

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, listed on Appendix A, hereby constitutes and appoints JOHN P. AMBOIAN, KEVIN J. McCARTHY, LARRY W. MARTIN, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 30th day of July, 2008.

/s/ Robert P. Bremner
Robert P. Bremner

STATE OF ILLINOIS	)
)SS
COUNTY OF COOK	)

On this 30th day of July, 2008, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)
/s/ Virginia L. Corcoran
Notary Public
My Commission Expires: 10/27/09

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, listed on Appendix A, hereby constitutes and appoints JOHN P. AMBOIAN, KEVIN J. McCARTHY, LARRY W. MARTIN, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 30th day of July, 2008.

/S/ WILLIAM C. HUNTER
William C. Hunter

STATE OF ILLINOIS	)
)SS
COUNTY OF COOK	)

On this 30th day of July, 2008, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)
/S/ VIRGINIA L. CORCORAN
Notary Public
My Commission Expires: 10/27/09

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, listed on Appendix A, hereby constitutes and appoints JOHN P. AMBOIAN, KEVIN J. McCARTHY, LARRY W. MARTIN, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 30th day of July, 2008.

/S/ DAVID J. KUNDERT
David J. Kundert

STATE OF ILLINOIS	)
)SS
COUNTY OF COOK	)

On this 30th day of July, 2008, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)
/S/ VIRGINIA L. CORCORAN
Notary Public
My Commission Expires: 10/27/09

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, listed on Appendix A, hereby constitutes and appoints JOHN P. AMBOIAN, KEVIN J. McCARTHY, LARRY W. MARTIN, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set her hand this 30th day of July, 2008.

/S/ CAROLE E. STONE
Carole E. Stone

STATE OF ILLINOIS	)
)SS
COUNTY OF COOK	)

On this 30th day of July, 2008, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be her voluntary act and deed for the intent and purposes therein set forth.

(SEAL)
/S/ VIRGINIA L. CORCORAN
Notary Public
My Commission Expires: 10/27/09

Nuveen Arizona Dividend Advantage Municipal Fund

Nuveen Arizona Dividend Advantage Municipal Fund 2

Nuveen Arizona Dividend Advantage Municipal Fund 3

Nuveen Arizona Premium Income Municipal Fund, Inc.

Nuveen California Dividend Advantage Municipal Fund

Nuveen California Dividend Advantage Municipal Fund 2

Nuveen California Dividend Advantage Municipal Fund 3

Nuveen California Investment Quality Municipal Fund, Inc.

Nuveen California Municipal Market Opportunity Fund, Inc.

Nuveen California Municipal Value Fund, Inc.

Nuveen California Performance Plus Municipal Fund, Inc.

Nuveen California Premium Income Municipal Fund

Nuveen California Quality Income Municipal Fund, Inc.

Nuveen California Select Quality Municipal Fund, Inc.

Nuveen California Select Tax-Free Income Portfolio

Nuveen Connecticut Dividend Advantage Municipal Fund

Nuveen Connecticut Dividend Advantage Municipal Fund 2

Nuveen Connecticut Dividend Advantage Municipal Fund 3

Nuveen Connecticut Premium Income Municipal Fund

Nuveen Core Equity Alpha Fund

Nuveen Diversified Dividend and Income Fund

Nuveen Dividend Advantage Municipal Fund

Nuveen Dividend Advantage Municipal Fund 2

Nuveen Dividend Advantage Municipal Fund 3

Nuveen Equity Premium Advantage Fund

Nuveen Equity Premium and Growth Fund

Nuveen Equity Premium Income Fund

Nuveen Equity Premium Opportunity Fund

Nuveen Floating Rate Income Fund

Nuveen Floating Rate Income Opportunity Fund

Nuveen Florida Investment Quality Municipal Fund

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Nuveen Georgia Dividend Advantage Municipal Fund

Nuveen Georgia Dividend Advantage Municipal Fund 2

Nuveen Georgia Premium Income Municipal Fund

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Nuveen Global Value Opportunities Fund

Nuveen Insured California Dividend Advantage Municipal Fund

Nuveen Insured California Premium Income Municipal Fund 2, Inc.

Nuveen Insured California Premium Income Municipal Fund, Inc.

Nuveen Insured California Tax-Free Advantage Municipal Fund

Nuveen Insured Dividend Advantage Municipal Fund

Nuveen Insured Florida Premium Income Municipal Fund

Nuveen Insured Florida Tax-Free Advantage Municipal Fund

Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund

Nuveen Insured Municipal Opportunity Fund, Inc.

Nuveen Insured New York Dividend Advantage Municipal Fund

Nuveen Insured New York Premium Income Municipal Fund, Inc.

Nuveen Insured New York Tax-Free Advantage Municipal Fund

Nuveen Insured Premium Income Municipal Fund 2

Nuveen Insured Quality Municipal Fund, Inc.

Nuveen Insured Tax-Free Advantage Municipal Fund

Nuveen Investment Quality Municipal Fund, Inc.

Nuveen Maryland Dividend Advantage Municipal Fund

Nuveen Maryland Dividend Advantage Municipal Fund 2

Nuveen Maryland Dividend Advantage Municipal Fund 3

Nuveen Maryland Premium Income Municipal Fund

Nuveen Massachusetts Dividend Advantage Municipal Fund

Nuveen Massachusetts Premium Income Municipal Fund

Nuveen Michigan Dividend Advantage Municipal Fund

Nuveen Michigan Premium Income Municipal Fund, Inc.

Nuveen Michigan Quality Income Municipal Fund, Inc.

Nuveen Missouri Premium Income Municipal Fund

Nuveen Multi-Currency Short-Term Government Income Fund

Nuveen Multi-Strategy Income and Growth Fund

Nuveen Multi-Strategy Income and Growth Fund 2

Nuveen Municipal Advantage Fund, Inc.

Nuveen Municipal High Income Opportunity Fund

Nuveen Municipal High Income Opportunity Fund 2

Nuveen Municipal Income Fund, Inc.

Nuveen Municipal Market Opportunity Fund, Inc.

Nuveen Municipal Value Fund, Inc.

Nuveen New Jersey Dividend Advantage Municipal Fund

Nuveen New Jersey Dividend Advantage Municipal Fund 2

Nuveen New Jersey Investment Quality Municipal Fund, Inc.

Nuveen New Jersey Premium Income Municipal Fund, Inc.

Nuveen New York Dividend Advantage Municipal Fund

Nuveen New York Dividend Advantage Municipal Fund 2

Nuveen New York Investment Quality Municipal Fund, Inc.

Nuveen New York Municipal Value Fund, Inc.

Nuveen New York Performance Plus Municipal Fund, Inc.

Nuveen New York Quality Income Municipal Fund, Inc.

Nuveen New York Select Quality Municipal Fund, Inc.

Nuveen New York Select Tax-Free Income Portfolio

Nuveen North Carolina Dividend Advantage Municipal Fund

Nuveen North Carolina Dividend Advantage Municipal Fund 2

Nuveen North Carolina Dividend Advantage Municipal Fund 3

Nuveen North Carolina Premium Income Municipal Fund

Nuveen Ohio Dividend Advantage Municipal Fund

Nuveen Ohio Dividend Advantage Municipal Fund 2

Nuveen Ohio Dividend Advantage Municipal Fund 3

Nuveen Ohio Quality Income Municipal Fund, Inc.

Nuveen Pennsylvania Dividend Advantage Municipal Fund

Nuveen Pennsylvania Dividend Advantage Municipal Fund 2

Nuveen Pennsylvania Investment Quality Municipal Fund

Nuveen Pennsylvania Premium Income Municipal Fund 2

Nuveen Performance Plus Municipal Fund, Inc.

Nuveen Premier Insured Municipal Income Fund, Inc.

Nuveen Premier Municipal Income Fund, Inc.

Nuveen Premium Income Municipal Fund 2, Inc.

Nuveen Premium Income Municipal Fund 4, Inc.

Nuveen Premium Income Municipal Fund, Inc.

Nuveen Quality Income Municipal Fund, Inc.

Nuveen Quality Preferred Income Fund

Nuveen Quality Preferred Income Fund 2

Nuveen Quality Preferred Income Fund 3

Nuveen Real Estate Income Fund

Nuveen Select Maturities Municipal Fund

Nuveen Select Quality Municipal Fund, Inc.

Nuveen Select Tax-Free Income Portfolio

Nuveen Select Tax-Free Income Portfolio 2

Nuveen Select Tax-Free Income Portfolio 3

Nuveen Senior Income Fund

Nuveen Tax-Advantaged Dividend Growth Fund

Nuveen Tax-Advantaged Floating Rate Fund

Nuveen Tax-Advantaged Total Return Strategy Fund

Nuveen Texas Quality Income Municipal Fund

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Nuveen Virginia Dividend Advantage Municipal Fund 2

Nuveen Virginia Premium Income Municipal Fund

Nuveen Multi-Currency Income Fund

Nuveen Multi-Currency Short-Term Government Income Fund 2

Nuveen Quality Preferred Income Fund 4

Nuveen Real Estate Income Fund 2

Nuveen Real Estate Growth and Income Fund

Nuveen Senior Income Fund 2

Nuveen Global Equity and Income Fund

Nuveen Credit Strategies Fund

Nuveen High Income Opportunities Fund

Nuveen Arizona Municipal Income Opportunity Fund

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Nuveen International Income Fund, formerly Nuveen Multi-Currency Income Fund

Nuveen New York Dividend Advantage Municipal Fund 3

Nuveen Massachusetts Dividend Advantage Municipal Fund 2

Nuveen Insured Dividend Advantage Municipal Fund 2

Nuveen Tax-Free Advantage Municipal Fund

Nuveen Insured Virginia Dividend Advantage Municipal Fund

Nuveen Municipal High Income Advantage Fund, formerly Nuveen Municipal High Income Opportunity Fund 3